                                                                   Exhibit 10.32

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                          SECOND AMENDED AND RESTATED
                           EQUITY PURCHASE AGREEMENT


                                 BY AND AMONG


                                 COMPLETEL LLC


                                      AND


                           THE PURCHASERS LISTED ON
                      THE SIGNATURE PAGES ATTACHED HERETO



                               November 23, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------
                                                                                            Page
                                                                                            ----
Section 1.     Authorization and Closings................................................    2

     1A.       Authorization of the Preferred Units......................................    2
     1B.       [Intentionally Omitted]...................................................    2
     1C.       Purchase and Sale of Incremental Preferred Units..........................    2
     1D.       The Closing...............................................................    2

Section 2.     Conditions to the Closing.................................................    2

     2A.       Representations and Warranties; Covenants.................................    2
     2B.       Amendment and Restatement of LLC Agreement................................    3
     2C.       Securityholders Agreement.................................................    3
     2D.       Registration Agreement....................................................    3
     2E.       Performance Vesting Agreement.............................................    3
     2F.       Sale of Incremental Preferred Units to Each Participating Purchaser.......    3
     2G.       Securities Law Compliance.................................................    3
     2H.       Compliance with Applicable Laws...........................................    3
     2I.       Expenses..................................................................    4
     2J.       Closing Documents.........................................................    4
     2K.       Proceedings...............................................................    4
     2L.       Waiver....................................................................    4

Section 3.     [INTENTIONALLY OMITTED]...................................................    4

Section 4.     Representations and Warranties of the Company.............................    4

     4A.       Organization, Corporate Power and Licenses................................    4
     4B.       Capitalization and Related Matters........................................    5
     4C.       Authorization; No Breach..................................................    5
     4D.       Financial Statements......................................................    6
     4E.       Assets....................................................................    7
     4F.       Subsidiaries..............................................................    7
     4G.       Contracts and Commitments.................................................    7
     4H.       Intellectual Property Rights..............................................    7
     4I.       Litigation, etc...........................................................    8
     4J.       Brokerage.................................................................    8
     4K.       Governmental Consent, etc.................................................    8
     4L.       Compliance with Laws......................................................    8
     4M.       Affiliated Transactions...................................................    8
     4N.       Disclosure................................................................    9

                               TABLE OF CONTENTS
                               -----------------

                                                                                            Page
                                                                                            ----
Section 5.     Representations and Warranties of the Purchasers..........................    9

     5A.       Organization; Authorization...............................................    9
     5B.       Brokerage.................................................................   10
     5C.       Purchasers' Investment Representations....................................   10

Section 6.     Covenants.................................................................   11

     6A.       Financial Statements and Other Information................................   11
     6B.       Inspection of Property....................................................   13
     6C.       Restrictions..............................................................   14
     6D.       Affirmative Covenants.....................................................   18
     6E.       Compliance with Agreements................................................   19
     6F.       Current Public Information................................................   19
     6G.       Intellectual Property Rights..............................................   19
     6H.       Public Disclosures........................................................   19
     6I.       [Intentionally Omitted]...................................................   20
     6J.       Preemptive Rights.........................................................   20

Section 7.     Purchasers' Put Rights....................................................   21

     7A.       Put Right.................................................................   21
     7B.       Duties of the Company.....................................................   22
     7C.       Repurchase Price..........................................................   22
     7D.       Fair Market Value of Securities...........................................   22

Section 8.     Transfer of Restricted Securities.........................................   25

     8A.       General Provisions........................................................   25
     8B.       Opinion Delivery..........................................................   25
     8C.       Rule 144A.................................................................   25
     8D.       Legend Removal............................................................   25

Section 9.     Definitions...............................................................   25

     9A.       Definitions...............................................................   25
     9B.       Knowledge.................................................................   35

Section 10.    Miscellaneous Provisions..................................................   35

     10A.      Expenses..................................................................   35
     10B.      Remedies..................................................................   35
     10C.      Consent to Amendments.....................................................   36
     10D.      Survival of Representations and Warranties................................   36
     10E.      Successors and Assigns....................................................   36

                               TABLE OF CONTENTS
                               -----------------
                                                                                           Page
                                                                                           ----
     10F.      Severability..............................................................   36
     10G.      Counterparts..............................................................   37
     10H.      Descriptive Headings; Interpretation; No Strict Construction..............   37
     10I.      Governing Law.............................................................   37
     10J.      Notices...................................................................   37
     10K.      Business Days.............................................................   39
     10L.      Delivery by Facsimile.....................................................   39
     10M.      Effectiveness of Agreement................................................   40
     10N.      Waiver of Prior Preemptive Rights.........................................   40

List of Exhibits
----------------

Exhibit 1 -    Third Amended and Restated LLC Agreement
Exhibit 2 -    Second Amended and Restated Securityholders Agreement
Exhibit 3 -    Second Amended and Restated Registration Agreement
Exhibit 4 -    Second Amended and Restated Performance Vesting Agreement


List of Schedules
-----------------

Schedule of Prior Purchasers
Schedule of Purchasers
Licenses Schedule
Capitalization Schedule
Subsidiaries Schedule
Intellectual Property Schedule
Litigation Schedule
Consents Schedule
Affiliated Transactions Schedule

                                                                   Exhibit 10.32

                          SECOND AMENDED AND RESTATED
                           EQUITY PURCHASE AGREEMENT
                           -------------------------


          THIS SECOND AMENDED AND RESTATED EQUITY PURCHASE AGREEMENT (this "Agreement") is made as of November 23, 1999, by and among CompleTel LLC
 ---------
(formerly known as CableTel Europe LLC), a Delaware limited liability company (the "Company"), Madison Dearborn Capital Partners II, L.P. ("MDCP"), DeGeorge
      -------                                                 ----
Holdings Limited Partnership ("DeGeorge Holdings"), Meritage Private Equity
                               -----------------
Fund, L.P. ("Meritage"), James C. Allen ("Allen"), Royce J. Holland ("Holland"),
             --------                     -----                       -------
George T. Laub ("Laub"), Reed E. Hundt ("Hundt"), Emile Karafiol ("Karafiol"),
                 ----                    -----                     --------
William S. Kirsch ("Kirsch"), Northwestern University ("Northwestern"), Silver
                    ------                              ------------
Cross Investors LLC ("SCI"), Dovey Company LLC ("Dovey LLC"), William H. Pearson
                      ---                        ---------
("Pearson"), Haj LLC ("Pearson LLC #2"), Clevenger Company LLC ("Clevenger
  -------              --------------                            ---------
LLC"), and David E. Lacey ("Lacey").  MDCP, DeGeorge Holdings, Meritage, Allen,
---                         -----
Holland, Laub, Hundt, Karafiol, Kirsch, Northwestern, and SCI are referred to herein collectively as the "Investors" and individually as an "Investor." Dovey
                            ---------                          --------
LLC, Pearson, Pearson LLC #2, Clevenger LLC, and Lacey are referred to herein collectively as the "Executives" and individually as an "Executive." The
                     ----------                          ---------
Investors and the Executives are referred to herein collectively as the "Purchasers," and each Investor and Executive is referred to herein individually
 ----------
as a "Purchaser." Capitalized terms used but not otherwise defined herein have
      ---------
the meanings ascribed to such terms in Section 9.

          As of May 18, 1998, the Company and MDCP, Lawrence F. DeGeorge ("DeGeorge"), James E. Dovey ("Dovey"), Pearson, and Richard N. Clevenger
  --------                     -----
("Clevenger") entered into an Equity Purchase Agreement (the "Prior Agreement").
  ---------                                                   ---------------
As of January 28, 1999, the Purchasers other than Meritage, Pearson LLC #2, Karafiol, Kirsch, Northwestern, and SCI (collectively, the "Prior Purchasers")
                                                            ----------------
entered into a First Amended and Restated Equity Purchase Agreement (the "First
                                                                          -----
Amended Agreement"), amending and restating the Prior Agreement in its entirety.
-----------------
Prior to the date hereof, the Prior Purchasers have acquired from the Company the respective numbers of Series A Preferred Units and Common Units set forth on the attached Schedule of Prior Purchasers in exchange for the capital
             ----------------------------
contributions set forth on the Schedule of Prior Purchasers.
                               ----------------------------

          The parties hereto desire that, effective as of the date hereof, (i) each of the Purchasers other than Pearson (collectively, the "Participating
                                                              -------------
Purchasers") shall, subject to the terms and conditions of this Agreement,
----------
purchase Series B Preferred Units from the Company, (ii) Meritage, Pearson LLC #2, Karafiol, Kirsch, Northwestern, and SCI shall be admitted as members of the Company, and (iii) the First Amended Agreement shall be amended and restated in its entirety (except as expressly set forth in Sections 4 and 10D hereof) as set
                                               ----------     ---
forth herein.

          NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

          Section 1.  Authorization and Closings.
                      --------------------------

          1A.  Authorization of the Preferred Units.  The Company shall
               ------------------------------------
authorize the issuance and sale to the Participating Purchasers of an aggregate of 18,320 Series B Preferred Units (the "Incremental Preferred Units"), each
                                         ---------------------------
having the rights and preferences set forth with respect thereto in the LLC Agreement, such that the total number of authorized Preferred Units (which consist of the Series A Preferred Units issued prior to the date hereof (the "Prior Preferred Units") and the Incremental Preferred Units to be issued to the
 ---------------------
Participating Purchasers pursuant to this Agreement) shall be 84,070. The Preferred Units are convertible into the Company's Common Units, in the manner and on the terms set forth in the LLC Agreement.


          1B.  [Intentionally Omitted].
               ----------------------

          1C.  Purchase and Sale of Incremental Preferred Units.  At the Closing
               ------------------------------------------------
(as defined below), subject to the terms and conditions set forth herein, the Company shall sell to each Participating Purchaser, and each Participating Purchaser shall purchase from the Company, the number of Incremental Preferred Units set forth opposite such Participating Purchaser's name on the Schedule of
                                                                    -----------
Purchasers.  The aggregate purchase price to be paid at the Closing by each such
----------
Participating Purchaser (such Participating Purchaser's "Incremental Purchase
                                                         --------------------
Price") is set forth opposite such Participating Purchaser's name on the
-----
attached Schedule of Purchasers. The sale of Incremental Preferred Units to each
         ----------------------
Participating Purchaser at the Closing shall constitute a separate sale hereunder.

          1D.  The Closing.  The closing of the separate purchases and sales of
               -----------
the Incremental Preferred Units (the "Closing") shall take place at the offices
                                      -------
of Holme Roberts & Owen LLP in Denver, Colorado on November 23, 1999, or at such other place or on such other date as may be mutually agreeable to the Company and the Participating Purchasers (the date of the Closing, the "Closing Date").
                                                                ------------
At the Closing, the Company shall deliver to each Participating Purchaser certificates evidencing the Incremental Preferred Units to be purchased by such Participating Purchaser, registered in such Participating Purchaser's name (or if such Incremental Preferred Units are uncertificated, shall enter such Participating Purchaser's name in the Company's books and records as the record holder of such Incremental Preferred Units), upon such Participating Purchaser's payment of the purchase price therefor by delivery to the Company of a cashier's or certified check, or wire transfer of immediately available funds to an account designated by the Company, in an aggregate amount equal to such Participating Purchaser's Incremental Purchase Price.

          Section 2.  Conditions to the Closing.  The obligation of each
                      -------------------------
Participating Purchaser to purchase and pay for the Incremental Preferred Units at the Closing is subject to the satisfaction as of the Closing of the following conditions:

          2A.  Representations and Warranties; Covenants.  The representations
               -----------------------------------------
and warranties contained in Sections 4 and 5 hereof shall be true and correct in all material respects at and as of the Closing (except to the extent of changes caused by the transactions expressly contemplated herein), and the Company shall have performed in all material respects all of the covenants required to be performed by it hereunder prior to the Closing.

          2B.  Amendment and Restatement of LLC Agreement.  The Second Amended
               ------------------------------------------
and Restated Limited Liability Company Agreement dated as of January 28, 1999, governing the affairs of the Company shall have been amended and restated in form and substance as set forth in Exhibit 1 hereto (as so amended and restated,
                                   ---------
the "LLC Agreement"), shall be in full force and effect under the laws of
     -------------
Delaware as of the Closing, and shall not have been further amended or modified.

          2C.  Securityholders Agreement.  The First Amended and Restated
               -------------------------
Securityholders Agreement dated as of January 28, 1999, by and among the Company and certain of its Securityholders (as amended from time to time in accordance with its terms, the "Securityholders Agreement"), shall have been amended and
                     -------------------------
restated in form and substance as set forth in Exhibit 2 attached hereto, shall
                                               ---------
be in full force and effect as of the Closing, and shall not have been further amended or modified.

          2D.  Registration Agreement.  The First Amended and Restated
               ----------------------
Registration Agreement dated as of January 28, 1999, by and among the Company and certain of its securityholders (as amended from time to time in accordance with its terms, the "Registration Agreement"), shall have been amended and
                     ----------------------
restated in form and substance as set forth in Exhibit 3 attached hereto, shall
                                               ---------
be in full force and effect as of the Closing, and shall not have been further amended or modified.

          2E.  Performance Vesting Agreement.  The First Amended and Restated
               -----------------------------
Performance Vesting Agreement dated as of January 28, 1999, by and among the Company, the Investors, and certain holders of Executive Securities (as amended from time to time in accordance with its terms, the "Performance Vesting
                                                     -------------------
Agreement"), shall have been amended and restated in form and substance as set
---------
forth in Exhibit 4 attached hereto, shall be in full force and effect as of the
         ---------
Closing, and shall not have been further amended or modified.

          2F.  Sale of Incremental Preferred Units to Each Participating
               ---------------------------------------------------------
Purchaser.  The Company shall have simultaneously sold to each Participating
---------
Purchaser the Incremental Preferred Units to be purchased by such Participating Purchaser hereunder at the Closing and shall have received payment therefor in full as specified in Section 1D hereof.

          2G.  Securities Law Compliance.  The Company shall have made all
               -------------------------
filings under all applicable federal and state securities laws necessary to consummate the issuance, in compliance with such laws, of the Incremental Preferred Units to be issued at the Closing pursuant to this Agreement.

          2H.  Compliance with Applicable Laws.  The purchase of Incremental
               -------------------------------
Preferred Units by each Participating Purchaser hereunder at the Closing shall not be prohibited by any applicable law or governmental rule or regulation and shall not subject such Purchaser to any penalty, liability or, in such Purchaser's reasonable judgment, other onerous condition under or pursuant to any applicable law or governmental rule or regulation.

          2I.  Expenses.  At the Closing, the Company shall have reimbursed the
               --------
Investors for their reasonable out-of-pocket expenses as provided in paragraph 10A hereof, to the extent then known.

          2J.  Closing Documents.  The Company shall have delivered to each
               -----------------
Participating Purchaser all of the following documents:

               (i) an Officer's Certificate, dated the Closing Date, stating that the conditions specified in paragraphs 1A-1D and 2A-2H, inclusive, have been fully satisfied; and

               (ii) such other documents relating to the transactions contemplated by this Agreement as any Participating Purchaser or its special counsel may reasonably request.

          2K.  Proceedings.  All corporate and other proceedings taken or
               -----------
required to be taken by the Company in connection with the transactions to occur at the Closing shall be consummated at or prior to the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Participating Purchasers and their respective special counsel.

          2L.  Waiver.  Any condition specified in this Section 2 may be waived
               ------
if such waiver is consented to by each Participating Purchaser; provided that no
                                                                --------
such waiver shall be effective against any Purchaser unless it is set forth in a writing executed by such Purchaser.

          Section 3.  [INTENTIONALLY OMITTED].
                       ---------------------

          Section 4.  Representations and Warranties of the Company.
                      ---------------------------------------------
Notwithstanding anything herein to the contrary, the representations and warranties made by the Company under Section 4 of the First Amended Agreement shall survive the execution hereof and shall remain in full force and effect for the benefit of the Prior Purchasers in accordance with the terms of the First Amended Agreement. In addition, as a material inducement to the Participating Purchasers to enter into this Agreement and to purchase the Incremental Preferred Units hereunder, the Company hereby represents and warrants to such Participating Purchasers that the representations and warranties set forth below are true and correct at and as of the date of the Closing (except to the extent of changes caused by the transactions expressly contemplated herein):

          4A.  Organization, Corporate Power and Licenses.  The Company is a
               ------------------------------------------
limited liability company duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify. The Company possesses all requisite power and authority and, except as set forth in the "Licenses Schedule" attached
                                               -----------------
hereto, all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as presently conducted and to carry out the transactions contemplated by this Agreement. The copies of the Company's LLC Agreement which have been furnished to the Investors' respective special counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

          4B.  Capitalization and Related Matters.
               ----------------------------------

          (i) As of the Closing and immediately thereafter, the authorized equity capital of the Company shall consist of: (a) 84,070 Preferred Units, all of which shall be issued and outstanding; (b) 131,494 Common Units, 25,907 of which shall be issued and outstanding (7,422 of which shall be subject to performance vesting under the Performance Vesting Agreement and 18,485 of which shall not be subject to performance vesting under the Performance Vesting Agreement), 100 of which shall be reserved for issuance to management and other key employees ("Key Employees") of the Company and its Subsidiaries in
                -------------
accordance with terms of the LLC Agreement (30 of which shall be subject to performance vesting under the Performance Vesting Agreement and 70 of which shall not be subject to performance vesting under the Performance Vesting Agreement), and 105,487 of which shall be reserved for issuance upon conversion of the outstanding Preferred Units; (c) an unlimited number of Class A Senior Units, all of which shall in accordance with the LLC Agreement be reserved for issuance upon a repurchase of Common Units from the Executives or other Key Employees of the Company and its Subsidiaries pursuant to the provisions of the Executive Securities Agreements; and (d) an unlimited number of Class B Senior Units, all of which shall in accordance with the LLC Agreement be reserved for issuance upon the forfeiture of Preferred Units pursuant to the provisions of the Performance Vesting Agreement. Except as set forth on the attached "Capitalization Schedule" or in the first sentence of this Section 4B(i), as of
 -----------------------
the Closing, the Company shall not have outstanding any equity securities (including any options, warrants or other rights to acquire equity securities of the Company).

          (ii) There are no statutory or, to the best of the Company's knowledge, contractual securityholders' preemptive rights or rights of first refusal with respect to the issuance of the Preferred Units hereunder or the issuance of the Common Units upon conversion of any of the Preferred Units (except for rights under Section 6J of the First Amended Agreement which are
                         ----------
expressly waived pursuant to Section 10N hereof).  The Company has not violated
                             -----------
any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its equity securities, and the offer, sale and issuance of the Preferred Units hereunder do not require registration under the Securities Act or any applicable state securities laws. To the best of the Company's knowledge, there are no agreements between the Company's securityholders with respect to the voting or transfer of the Company's equity securities or with respect to any other aspect of the Company's affairs, except for this Agreement, the LLC Agreement, the Executive Securities Agreements, the Performance Vesting Agreement, the Registration Agreement, and the Securityholders Agreement.

          4C.  Authorization; No Breach.  The execution, delivery and
               ------------------------
performance of this Agreement, the Registration Agreement, the Securityholders Agreement, the Executive Securities Agreements, the Performance Vesting Agreement, and all other agreements contemplated hereby to which the Company is a party, and the amendment and restatement of the LLC Agreement, have been duly authorized by the Company. This Agreement, the Registration Agreement, the Securityholders Agreement, the Executive Securities Agreements, the Performance Vesting Agreement, and all other agreements contemplated hereby to which the Company is a party each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and limitations on the availability of equitable remedies. The execution and delivery by the Company of this Agreement, the Registration Agreement, the Securityholders Agreement, the Executive Securities Agreements, the Performance Vesting Agreement, and all other agreements contemplated hereby to which the Company is a party and the consummation of the transactions contemplated hereby and thereby, the offering, sale and issuance of the Preferred Units hereunder (including under all predecessor agreements hereto) and the Common Units under the Executive Securities Agreements, the issuance of the Company's equity securities under the Permitted Securities Plan (as defined below), the issuance of the Common Units upon conversion of the Preferred Units, the amendment and restatement of the LLC Agreement, and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's or any Subsidiary's equity securities or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency, pursuant to, the LLC Agreement of the Company, or any law, statute, rule or regulation to which the Company or any Subsidiary is subject, or any agreement, instrument, order, judgment or decree to which the Company or any Subsidiary is subject.

          4D.  Financial Statements.  The Prospectus contains true, correct, and
               --------------------
complete copies of (i) the audited consolidated financial statements of the Company dated as of December 31, 1998, (ii) the unaudited consolidated financial statements of the Company dated as of June 30, 1999, and (iii) the unaudited consolidated financial statements of the Company dated as of September 30, 1999 (collectively, including in all cases the notes thereto (if any), the "Financial
                                                                       ---------
Statements").  Each of the Financial Statements is accurate and complete in all
----------
material respects, is consistent with the Company's books and records (which, in turn, are accurate and complete in all material respects), presents fairly the Company's financial condition and results of operations as of the times and for the periods referred to therein, and has been prepared in accordance with generally accepted accounting principles consistently applied, subject in the case of any unaudited interim statements to changes resulting from normal year-end adjustments or recurring accruals (none of which would, alone or in the aggregate, be materially adverse to the business, financial condition, operating results, assets, operations, or business prospects of the Company) and to the absence of footnote disclosure. Except as set forth in the Financial Statements, none of the Company or its Subsidiaries has any obligation or liability (whether accrued, absolute, contingent, unliquidated or otherwise, whether or not known, whether due or to become due, and regardless of when asserted) which (alone or in the aggregate) could reasonably be expected to have a material adverse effect on the business, financial condition, operating results, assets, operations, or business prospects of the Company.

          4E.   Assets.  The Company and each of its Subsidiaries has good and
                ------
marketable title to, or a valid leasehold interest in, all of its material assets, free and clear of all Liens, and such assets constitute all of the assets necessary for the conduct of the respective businesses of the Company and its Subsidiaries as presently conducted.

          4F.   Subsidiaries.  The attached "Subsidiaries Schedule" correctly
                ------------                 ---------------------
sets forth the name of each of the Company's Subsidiaries and the Persons owning the outstanding capital stock or other equity securities of each Subsidiary.
All of the outstanding equity securities of each Subsidiary are validly issued, fully paid and nonassessable, and (except for a maximum of 7% of the outstanding equity securities of CompleTel Holdings LLC) all such securities are owned by the Company or another Subsidiary, free and clear of any Lien and not subject to any option or right to purchase any such securities. As soon as reasonably practicable after the Closing, the Company will use the proceeds from the issuance of Series B Preferred Units at the Closing to acquire additional membership interests in CompleTel Holdings LLC, such that the minority interest in CompleTel Holdings LLC will be reduced to not more than 6%. Except as set forth on the Subsidiaries Schedule, neither the Company nor any of its
             ---------------------
Subsidiaries owns or holds any shares of stock or any other securities or interests in or any rights to acquire any shares of stock or any other security or interest in any other Person.

          4G.   Contracts and Commitments.
                -------------------------

          (i) With respect to each contract, agreement, or instrument of the Company or its Subsidiaries that is required by applicable law or regulation to be filed as an exhibit to the Registration Statement, a true, correct, and complete copy of such contract, agreement, or instrument (including any amendments thereto) has been filed as an exhibit to the Registration Statement.

          (ii) All of such contracts, agreements and instruments are valid, binding and enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting creditors' rights generally and limitations on the availability of equitable remedies.

          (iii) Neither the Company nor any of its Subsidiaries (nor, to the knowledge of the Company, any other party thereto) is in breach of or in default under any such contract, agreement, or instrument.

          4H.   Intellectual Property Rights.  Except as set forth on the
                ----------------------------
attached "Intellectual Property Schedule": (a) the Company or one of its
          ------------------------------
Subsidiaries owns all right, title and interest to, or has the right to use pursuant to a valid license, all Intellectual Property Rights necessary for the operation of the businesses of the Company and its Subsidiaries as presently conducted, free and clear of all Liens, (b) there have been no claims made against the Company or any Subsidiary asserting the invalidity, misuse, or unenforceability of any of such Intellectual Property Rights, and to the Company's knowledge there are no valid grounds for the same, and (c) neither the Company nor any Subsidiary has received any notices of, and is not aware of any facts which indicate the likelihood of, any infringement or misappropriation by, or conflict with, any third party with respect to such Intellectual Property Rights (including, without limitation, any demand or request that the Company or any Subsidiary license any rights from a third party).

          4I.  Litigation, etc.  Except as set forth on the attached "Litigation
               ---------------                                        ----------
Schedule," there are no actions, suits, proceedings, orders, investigations or
--------
claims pending or, to the best of the Company's actual knowledge, threatened against or affecting the Company or any Subsidiary (or to the best of the Company's actual knowledge, pending or threatened against or affecting any of the officers, directors or employees of the Company and its Subsidiaries with respect to the Company's and its Subsidiaries' businesses or proposed business activities), or pending or threatened by the Company or any Subsidiary against any third party, at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality (including, without limitation, any actions, suits, proceedings or investigations with respect to the transactions contemplated by this Agreement); neither the Company nor any Subsidiary is subject to, to the best of the Company's actual knowledge, any governmental investigations or inquiries (including, without limitation, inquiries as to the qualification to hold or receive any license or permit); and, to the best of the Company's knowledge, there is no basis for any of the foregoing. Neither the Company nor any Subsidiary is subject to any judgment, order or decree of any court or other governmental agency.

          4J.  Brokerage.  There are no claims for brokerage commissions,
               ---------
finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Company. The Company shall pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such claim; provided that the Company need not indemnify pursuant to
                     --------
this Section 4J any Purchaser that had actual knowledge of such arrangement or agreement prior to the Closing Date.

          4K.  Governmental Consent, etc.  Except as set forth on the attached
               -------------------------
"Consents Schedule," no permit, consent, approval or authorization of, or
 -----------------
declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the other agreements contemplated hereby, or the consummation by the Company of any other transactions contemplated hereby or thereby.

          4L.  Compliance with Laws.  Neither the Company nor any Subsidiary has
               --------------------
violated any law or any governmental regulation or requirement in any material respect.

          4M.  Affiliated Transactions.  Except for this Agreement and the other
               -----------------------
agreements expressly contemplated hereby, and except as set forth on the attached "Affiliated Transactions Schedule," no officer, director, executive
          --------------------------------
employee, or Affiliate of the Company or any Subsidiary or any individual related by blood, marriage or adoption to any such individual or any entity in which any such Person or individual owns at least a 2% beneficial interest, is a party to any agreement, contract, commitment or transaction with the Company or any Subsidiary (other than customary and reasonable employment arrangements and except as otherwise expressly contemplated by this Agreement) or has any material interest in any material property owned or used by the Company or any of its Subsidiaries.

          4N.  Disclosure.  Neither this Agreement nor any of the exhibits,
               ----------
schedules, or attachments hereto contains any untrue statement of a material fact or omits a material fact necessary to make each statement contained herein or therein not misleading. None of the written statements, documents, certificates or other written items supplied to any Purchaser or any other holder of Purchaser Securities by or on behalf of the Company with respect to the transactions contemplated hereby (including, without limitation, the Prospectus), as of the date it was supplied (or, in the case of the Prospectus, as of its date), contained any untrue statement of a material fact or omitted a material fact necessary to make each statement contained therein not misleading. There is no fact which the Company has not disclosed to the Purchasers and the holders of Purchaser Securities in writing and of which any of its or any of its Subsidiaries' officers or directors is aware and which would reasonably be expected to have a material adverse effect upon the business, financial condition, operations, assets, or business prospects of the Company and its Subsidiaries taken as a whole.

          Section 5.  Representations and Warranties of the Purchasers.  As a
                      ------------------------------------------------
material inducement to the Company to enter into this Agreement and to engage in the transactions and enter into the agreements contemplated hereby (including, without limitation, issuing the Preferred Units hereunder), each of the Purchasers hereby represents and warrants for itself, severally and not jointly, that:

          5A.  Organization; Authorization.  Such Purchaser (if an entity) is
               ---------------------------
duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization. If such Purchaser is an entity, the execution, delivery, and performance of this Agreement, the LLC Agreement, the Registration Agreement, the Securityholders Agreement, the Performance Vesting Agreement, and the other agreements contemplated hereby to which such Purchaser is a party by such Purchaser and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite action on the part of such Purchaser and the partners, stockholders, members, or other owners thereof, and no other proceedings on its or their part (other than giving notice of drawdowns on fund capital commitments) is necessary to authorize the execution, delivery or performance of this Agreement or such other agreements. If such Purchaser is an individual, such Purchaser has all requisite capacity and authority to execute and deliver this Agreement, the Registration Agreement, the Securityholders Agreement, the Performance Vesting Agreement, and the other agreements contemplated hereby to which such

Purchaser is a party, and to perform and consummate the transactions contemplated hereby and thereby. This Agreement constitutes, and each of the other agreements contemplated hereby to which such Purchaser is a party will when executed constitute, a valid and binding obligation of such Purchaser, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and limitations on the availability of equitable remedies. If such Purchaser is an entity, the execution, delivery, and performance by such Purchaser of this Agreement, the Registration Agreement, the Securityholders Agreement, the Performance Vesting Agreement, and the other agreements contemplated hereby to which such Purchaser is a party do not and shall not conflict with or constitute a default, breach, or violation of the terms, conditions, or provisions of such Purchaser's partnership agreement, certificate of incorporation, or similar organizational document.

          5B.  Brokerage.  There are no claims for brokerage commissions,
               ---------
finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon such Purchaser. Each Purchaser shall pay, and hold the Company and each other Purchaser harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such arrangement or agreement binding upon such Purchaser; provided that such an indemnifying Purchaser need not indemnify
           --------
pursuant to this Section 5B any Purchaser that had actual knowledge of such arrangement or agreement prior to the Closing Date.

          5C.  Purchasers' Investment Representations.  Each Purchaser hereby
               --------------------------------------
represents that (i) it is an "accredited investor" as defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (other than SCI), (ii) it is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Preferred Units, (iii) it has had an opportunity to ask questions and receive answers concerning the terms and conditions of its purchase of the Preferred Units issued hereunder and has had full access to such other information concerning the Company (including, without limitation, the Prospectus and copies of the agreements referred to herein) as it has requested, (iv) it is acquiring the Restricted Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and (v) it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein shall
                                  --------
prevent any Purchaser or any subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Section 8 hereof. Each certificate or instrument representing Restricted Securities shall be imprinted with a legend in substantially the following form:

     "The securities represented by this certificate were originally issued on __________________, and have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Second Amended and Restated Equity Purchase Agreement dated as of November 23, 1999, as amended and modified from time to time, between the issuer (the "Company") and the initial holder of these securities. The Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge."

          Section 6.  Covenants.
                      ---------

          6A.  Financial Statements and Other Information.  The Company shall
               ------------------------------------------
deliver to each of MDCP, DeGeorge Holdings, and Meritage (so long as such Person holds any Purchaser Securities) and to any subsequent holder of at least 20% of the Purchaser Securities then outstanding (each of MDCP, DeGeorge Holdings, and Meritage and each such subsequent 20% holder, a "Qualified Holder") all the
                                                 ----------------
information described in this paragraph 6A:

               (i) as soon as available but in any event within 30 days after the end of each monthly accounting period in each fiscal year: (a) unaudited consolidating (unless the Company has only one operating Subsidiary) and consolidated statements of income and cash flows of the Company and its Subsidiaries for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and unaudited consolidating (unless the Company has only one operating Subsidiary) and consolidated balance sheets of the Company and its Subsidiaries as of the end of such monthly period, setting forth in each case comparisons to the Company's annual budget and to the corresponding period in the preceding fiscal year, and all such statements shall be prepared in accordance with GAAP (subject to the absence of footnote disclosures and to changes resulting from normal year-end adjustments for recurring accruals), and shall be certified by the Company's chief financial officer, and (b) a status report prepared by the Company's chief financial officer, indicating whether the Company has met its budgeted financial goals (including, without limitation, those specified in any Approved Business Plan and those delivered pursuant to subparagraph (v) below), discussing the reasons for any variation from such goals, and describing what actions the Company and its Subsidiaries have taken and propose to take in order to meet budgeted financial targets in the future;

               (ii) within 45 days after the end of each quarterly accounting period in each fiscal year, an Officer's Certificate stating that the Company is not in default under this Agreement or the Registration Agreement, and that neither the Company nor any of its Subsidiaries is in default under any of its other material agreements or, if any such default exists, specifying the nature and period of existence thereof and what actions the Company and its Subsidiaries have taken and propose to take with respect thereto;

               (iii) within 90 days after the end of each fiscal year, consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, and consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year, setting forth in each case comparisons to the Company's annual budget and to the preceding fiscal year, all prepared in accordance with

     GAAP, and accompanied by (a) with respect to the consolidated portions of such statements, an opinion containing no exceptions or qualifications (except for qualifications regarding specified contingent liabilities) of an independent accounting firm of recognized national standing acceptable to the holders of a majority of the Purchaser Securities, (b) a certificate from such accounting firm, addressed to the Board, stating that in the course of its examination nothing came to its attention that caused it to believe that there was any default specified in paragraph 6A(ii) in existence or that there was any other default by the Company or any Subsidiary in the fulfillment of or compliance with any of the terms, covenants, provisions or conditions of any material agreement to which the Company or any Subsidiary is a party or, if such accountants have reason to believe any such default by the Company or any Subsidiary exists, a certificate specifying the nature and period of existence thereof, and (c) a copy of such firm's annual management letter to the Board;

               (iv) promptly upon receipt thereof, any additional reports, management letters or other detailed information concerning significant aspects of the Company's operations or financial affairs given to the Company by its independent accountants (and not otherwise contained in other materials provided hereunder);

               (v) at least 30 days but not more than 90 days prior to the beginning of each fiscal year, an annual budget prepared on a monthly basis for the Company and its Subsidiaries for such fiscal year (displaying anticipated statements of income and cash flows and balance sheets and budgeted capital expenditures), which annual budget shall have been approved by the holders of a majority of the Purchaser Securities then outstanding (as approved, an "Approved Budget"), and promptly upon
                                   ---------------
     preparation thereof any other significant budgets prepared by the Company and any revisions of such annual or other budgets (it being understood that any revisions of any Approved Budget must be approved by the holders of a majority of the Purchaser Securities then outstanding);

               (vi) promptly (but in any event within five business days) after the discovery or receipt of notice of any default under any material agreement to which the Company or any of its Subsidiaries is a party, any condition or event which is reasonably likely to result in any material liability under any federal, state, local or foreign statute or regulation relating to public health and safety, worker health and safety or pollution or protection of the environment or any other material adverse change, event or circumstance affecting the Company or any Subsidiary (including, without limitation, the filing of any material litigation against the Company or any Subsidiary or the existence of any dispute with any Person which involves a reasonable likelihood of such litigation being commenced), an Officer's Certificate specifying the nature and period of existence thereof and what actions the Company and its Subsidiaries have taken and propose to take with respect thereto;

               (vii) within ten days after transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications which the Company sends to its stockholders and copies of all registration statements and all regular, special or periodic reports which it files, or (to its knowledge) any of its officers or directors files with respect to the Company, with the Securities and Exchange Commission or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available generally by the Company to the public concerning material developments in the Company's and its Subsidiaries' businesses; and

               (viii) with reasonable promptness, such other information and financial data concerning the Company and its Subsidiaries as any Qualified Holder may reasonably request.

Each of the financial statements referred to in subparagraphs 6A(i) and (iii) shall be true and correct in all material respects as of the dates and for the periods stated therein, subject in the case of the unaudited financial statements to changes resulting from normal year-end adjustments for recurring accruals (none of which would, alone or in the aggregate, be materially adverse to the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole).

Notwithstanding the foregoing, the provisions of this paragraph 6A shall cease to be effective so long as the Company (a) is subject to the periodic reporting requirements of the Securities Exchange Act and continues to comply with such requirements and (b) promptly provides to each Qualified Holder all reports and other materials filed by the Company with the Securities and Exchange Commission pursuant to the periodic reporting requirements of the Securities Exchange Act; provided that so long as any Preferred Units remain outstanding, the Company shall continue to deliver to each Qualified Holder the information specified in subparagraphs 6A(ii), 6A(iii)(b), 6A(v), 6A(vi), and 6A(viii).

Except as otherwise required by law or judicial order or decree or requested by any governmental agency or authority, or as specified in the immediately following proviso, each Person entitled to receive information regarding the Company and its Subsidiaries under paragraph 6A or 6B shall not disclose any such information to any third party (other than such Person's advisors or representatives); provided that such a Person may disclose such information (i)
                  --------
in connection with the sale or transfer of any Purchaser Securities if such Person's prospective transferee agrees in writing to be bound by the provisions of this paragraph, (ii) if such Person is a partnership, limited liability company or corporation, to such Person's partners, members and shareholders, as the case may be, in the ordinary course of its business, or (iii) if such information is available to the public other than by reason of any breach of this provision.

For purposes of this Agreement, all holdings of Preferred Units or other Purchaser Securities by Persons who are Affiliates shall be aggregated for purposes of meeting any threshold tests under this Agreement.

          6B.  Inspection of Property.  To the extent not otherwise prohibited
               ----------------------
by law or regulation, the Company shall permit any representatives designated by any Qualified Holder, upon reasonable notice and during normal business hours and at such other times as any such Qualified

Holder may reasonably request to (i) visit and inspect any of the properties of the Company and its Subsidiaries, (ii) examine the corporate and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of any such corporations with the directors, officers, key employees and independent accountants of the Company and its Subsidiaries. The presentation of an executed copy of this Agreement (or photocopy thereof) by any Qualified Holder or representative thereof to the Company's independent accountants shall constitute the Company's permission to its independent accountants to participate in discussions with such Persons.

          6C.  Restrictions.  Prior to the consummation of a Public Offering,
               ------------
the Company shall not, without the prior written consent of the holders of a majority of the Purchaser Securities then outstanding (or, in the case of clauses (i), (ii), (vii), and (ix), without the prior written consent of the holders of at least 80% of the Purchaser Securities then outstanding):

               (i) directly or indirectly declare or pay any dividends or make any distributions upon any of its equity securities other than the Preferred Units pursuant to the terms of the LLC Agreement;

               (ii) directly or indirectly redeem, purchase or otherwise acquire, or permit any Subsidiary to redeem, purchase or otherwise acquire, any of the Company's or any Subsidiary's capital stock or other equity securities (including, without limitation, any warrants, options and other rights to acquire such capital stock or other equity securities), except for (A) cancellations of the Company's equity securities pursuant to the Performance Vesting Agreement; (B) repurchases of equity securities (including, without limitation, any warrants, options and other rights to acquire capital stock or other equity securities) pursuant to the terms of any Permitted Securities Plan (as defined below), (C) repurchases of the Company's securities pursuant to the terms of the Executive Securities Agreements, or (D) repurchases of the Company's securities pursuant to the terms of Section 7 (Purchasers' Put Rights) hereof,

               (iii) except for (w) issuances of Preferred Units at the Closing as contemplated under this Agreement or of Common Units upon conversion of such Preferred Units, (x) issuances of Common Units as contemplated under the Executive Securities Agreements or to Key Employees as contemplated under the LLC Agreement, (y) issuances of Senior Units in accordance with the LLC Agreement pursuant to the repurchase provisions set forth in the Executive Securities Agreements or pursuant to the forfeiture provisions set forth in the Performance Vesting Agreement, or (z) issuances of securities pursuant to the terms of a Permitted Securities Plan (as defined below), authorize, issue or enter into any agreement providing for the issuance (contingent or otherwise) of (a) any notes or debt securities containing equity features (including, without limitation, any notes or debt securities convertible into or exercisable or exchangeable for capital stock or other equity securities, issued in connection with the issuance of capital stock or other equity securities or containing profit participation features), other than as may be expressly specified in any

     Approved Business Plan or Approved Budget, or (b) any capital stock or other equity securities (or any securities convertible into or exercisable or exchangeable for any capital stock or other equity securities);

               (iv) make, or permit any Subsidiary to make, any loans or advances to, guarantees for the benefit of, or Investments in, any Person (other than a Wholly Owned Subsidiary established under the laws of a jurisdiction of the United States or any of its territorial possessions or under the laws of any country that is a member of the European Union), except for (a) reasonable advances to employees or customers in the ordinary course of business, (b) acquisitions permitted under subparagraph
     (viii) below, and (c) Investments having a stated maturity no greater than one year from the date the Company makes such Investment in (1) obligations of the United States government or any agency thereof or obligations guaranteed by the United States government, (2) certificates of deposit of commercial banks having combined capital and surplus of at least $500 million or (3) commercial paper with a rating of at least "Prime-1" by
                                                                -------
     Moody's Investors Service, Inc. (or the equivalent rating from another, comparably reputable rating agency);

               (v) merge or consolidate with any Person or, except as permitted under subparagraph (viii) below, permit any Subsidiary to merge or consolidate with any Person (other than a merger between Wholly Owned Subsidiaries);

               (vi) sell, lease or otherwise dispose of, or permit any Subsidiary to sell, lease or otherwise dispose of, any assets, where such assets (together with all other assets disposed of by the Company and its Subsidiaries in such transaction or a series of related transactions) represent more than 10% of the consolidated assets of the Company and its Subsidiaries (computed on the basis of book value, determined in accordance with GAAP, or fair market value, determined by the Board in its reasonable good faith judgment), or sell or permanently dispose of any of its or any Subsidiary's material Intellectual Property Rights;

               (vii) liquidate, dissolve or effect a recapitalization or reorganization, or permit any Subsidiary to liquidate, dissolve or effect a recapitalization or reorganization, in any form of transaction (including, without limitation, any reorganization of a corporation into a limited liability company, a partnership or any other non-corporate entity which is treated as a partnership for federal income tax purposes, or vice versa), except as expressly provided in the LLC Agreement or Securityholders Agreement;

               (viii) acquire, or permit any Subsidiary to acquire, any interest in any company or business (whether by a purchase of assets, purchase of stock, merger or otherwise), or enter into any joint venture
     (in each case, other than as may be expressly specified in any Approved Business Plan or Approved Budget);

               (ix) enter into, or permit any Subsidiary to enter into, the ownership, active management or operation of any business other than the provision of wireline telecommunications services in markets in Europe;

               (x) become subject to, or permit any of its Subsidiaries to become subject to (including, without limitation, by way of amendment to or modification of) any agreement or instrument which by its terms would (under any circumstances) restrict (a) the right of any Subsidiary to make loans or advances or pay dividends to, transfer property to, or repay any Indebtedness owed to, the Company or another Subsidiary or (b) the Company's performance of its obligations under the provisions of this Agreement (including, without limitation, the provisions of Section 7 (Put Rights) hereof), the Securityholders Agreement, the Registration Agreement, or the LLC Agreement (including, without limitation, provisions relating to the making of distributions with respect to the Preferred Yield on, and the conversion of, any Preferred Units);

               (xi) except as expressly contemplated by this Agreement, make any amendment to the LLC Agreement;

               (xii) enter into, amend, modify or supplement, or permit any Subsidiary to enter into, amend, modify or supplement, any agreement, transaction, benefit plan, commitment or arrangement with any of its or any Subsidiary's executive officers, directors or Affiliates or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such Person or individual owns at least a 2% beneficial interest, except for customary and reasonable employment arrangements and except as otherwise expressly contemplated by this Agreement;

               (xiii) establish or acquire any Subsidiaries other than Wholly Owned Subsidiaries organized under the laws of a jurisdiction of the United States or any of its territorial possessions or under the laws of any country that is a member of the European Union;

               (xiv) create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, Indebtedness on a consolidated basis in an aggregate outstanding principal amount in excess of $100,000 at any time (other than intercompany Indebtedness among the Company and its Wholly Owned Subsidiaries and Indebtedness expressly specified in any Approved Business Plan or Approved Budget);

               (xv) create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Liens other than Permitted Liens;

               (xvi) make any capital expenditures or permit any Subsidiary to make any capital expenditures (including, without limitation, payments with respect to capitalized leases, as determined in accordance with GAAP) exceeding $100,000 in the aggregate on a consolidated basis during any 12-month period (other than capital expenditures expressly specified in any Approved Business Plan or Approved Budget);

               (xvii) enter into, or permit any Subsidiary to enter into, any leases or other rental agreements (excluding capitalized leases, as determined in accordance with GAAP) under which the amount of the aggregate lease payments for all such agreements exceeds $100,000 on a consolidated basis for any 12-month period, provided that the Company and its
                                    --------
     Subsidiaries shall be allowed to enter into any leasing arrangements (including, but not limited to, leasing telecommunications networks) that are expressly specified in any Approved Business Plan or Approved Budget;

               (xviii) change its fiscal year or permit any Subsidiary to change its fiscal year;

               (xix) adopt any option plan or employee securities ownership plan or issue any equity securities (including any options, warrants, or other rights to acquire equity securities) to any Key Employee other than
     (a) in accordance with the LLC Agreement, (b) in accordance with the repurchase provisions set forth in the Executive Securities Agreements, or in accordance with the forfeiture provisions set forth in the Performance Vesting Agreement, or (c) pursuant to a securities plan, the terms of which shall be approved by the holders of a majority of the Purchaser Securities then outstanding, under which employees may be granted equity securities (including options, warrants, or other rights to acquire equity securities) representing up to 2.5% of the Company's Common Units (or, without duplication, the equivalent portion of the capital stock of a Subsidiary), determined immediately after giving-effect to the transactions contemplated hereby on a fully diluted and as-if-converted basis (a "Permitted
                                                             ---------
     Securities Plan");
     ---------------

               (xx) issue or sell any shares of the capital stock or other equity securities (including, without limitation, any warrants, options, and other rights to acquire such capital stock or other equity securities) of any Subsidiary to any Person other than the Company or a Wholly Owned Subsidiary;

               (xxi) terminate the employment of, hire, or enter into, amend or modify any employment agreement or arrangement with the Company's chief executive officer;

               (xxii) grant, or permit any of its Subsidiaries to grant, any registration rights (including, without limitation, any demand or piggyback registration rights) with respect to any of its capital stock or other equity securities, other than pursuant to the Registration Agreement and the Equity Registration Agreement as in effect on the Closing Date;

               (xxiii) amend, waive, or otherwise modify any Approved Business Plan;

               (xxiv) use the proceeds from the sale of the Preferred Units hereunder other than for working capital and budgeted general corporate purposes reflected in any Approved

     Business Plan or Approved Budget, or for such other purposes as are contemplated by any Approved Business Plan or Approved Budget;

               (xxv) select, retain, or enter into, amend, terminate, or modify any retention arrangement with, any underwriter, manager, or financial advisor to advise the Company and its Subsidiaries with respect to any proposed Sale of the Company or to underwrite, or advise the Company with respect to, a Public Offering or any acquisitions or financing transactions;

               (xxvi) change any of the accounting principles or practices utilized by the Company or its Subsidiaries, or select, retain, or amend, terminate, or modify any retention arrangement with any accounting firm engaged to audit the Company's or its Subsidiaries' financial statements; or

               (xxvii) agree or commit to any of the foregoing.

          6D.  Affirmative Covenants.  So long as any Purchaser Securities
               ---------------------
remain outstanding, the Company shall, and shall cause each Subsidiary (if any) to, unless it has received the prior written consent of the holders of a majority of the Purchaser Securities then outstanding:

               (i) at all times cause to be done all things necessary to maintain, preserve and renew its corporate or other entity existence;

               (ii) at all times take all actions and cause to be done all things necessary to obtain, maintain, preserve, and renew all material licenses, authorizations, orders, permits, and other governmental approvals necessary to the conduct of its businesses as presently conducted and as hereafter conducted;

               (iii) maintain and keep its material properties in good repair, working order and condition, and from time to time make all necessary or desirable repairs, renewals and replacements, so that its businesses may be properly and advantageously conducted in all material respects at all times;

               (iv) pay and discharge when payable all taxes, assessments and governmental charges imposed upon its properties or upon the income or profits therefrom (in each case before the same becomes delinquent and before penalties accrue thereon) and all material claims for labor, materials or supplies which if unpaid would by law become a Lien upon any of its property unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with GAAP) have been established on its books with respect thereto;

               (v) comply with all other material obligations which it incurs pursuant to any contract or agreement, whether oral or written, express or implied, as such obligations become due, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with GAAP) have been established on its books with respect thereto;

               (vi) comply in all material respects with all applicable laws, rules and regulations of the Securities and Exchange Commission, the ART (and other comparable governmental bodies) and all other governmental authorities to which any of the Company or its Subsidiaries are subject;

               (vii) apply for and continue in force with good and responsible insurance companies adequate insurance covering risks of such types and in such amounts as are customary for corporations of similar size engaged in similar lines of business; and

               (viii) maintain proper books of record and account which present fairly in all material respects its financial condition and results of operations and make provisions on its financial statements for all such proper reserves as in each case are required in accordance with GAAP.

          6E.  Compliance with Agreements.  The Company shall perform and
               --------------------------
observe all of its obligations to each holder of Preferred Units or other Purchaser Securities as set forth in the LLC Agreement, the Securityholders Agreement, and the Registration Agreement.

          6F.  Current Public Information.  At all times after the Company has
               --------------------------
filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of, or otherwise becomes subject to the periodic reporting requirements of, either the Securities Act or the Securities Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action as any holder or holders of Restricted Securities may reasonably request, all to the extent required to enable such holders to sell Restricted Securities pursuant to (i) Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission or (ii) a registration statement on Form S-2 or S-3 or any similar registration form hereafter adopted by the Securities and Exchange Commission. Upon request, the Company shall deliver to any holder of Restricted Securities a written statement as to whether it has complied with such requirements.

          6G.  Intellectual Property Rights.  The Company shall, and shall cause
               ----------------------------
each Subsidiary to, possess and maintain all material Intellectual Property Rights necessary to the conduct of their respective businesses and own all right, title and interest in and to, or have a valid license for, all such Intellectual Property Rights. Neither the Company nor any Subsidiary shall take any action, or fail to take any action, which would result in the invalidity, abandonment, misuse or unenforceability of such Intellectual Property Rights or which would infringe upon or misappropriate any rights of other Persons.

          6H.    Public Disclosures.  The Company shall not, nor shall it permit
                 ------------------
any Subsidiary to, disclose any Investor's or any holder of Investor Securities' name or identity as an investor in the Company in any press release or other public announcement or in any document or material filed with any governmental entity, without the prior written consent of such Person, unless such disclosure is required by applicable law or governmental regulations or by order of a court of competent jurisdiction, in which case prior to making such disclosure the Company shall give written notice to such Person describing in reasonable detail the proposed content of such disclosure and shall permit such Person to review and comment upon the form and substance of such disclosure.

           6I.   [Intentionally Omitted].
                  ---------------------

           6J.   Preemptive Rights.
                 -----------------

          (i) If the Company authorizes the issuance or sale of any Common Units (or any securities containing options or rights to acquire any Common Units), other than an Exempt Issuance (as defined below), the Company shall first offer to sell to each holder of Purchaser Securities or Fully Vested Securities a portion of the securities to be issued equal to the number of securities to be issued multiplied by the quotient obtained by dividing (1) the
                        -------------
number of Purchaser Securities and Fully Vested Securities held by such holder, by (2) the total number of Purchaser Securities and Fully Vested Securities then outstanding. Each such holder shall be entitled to purchase such securities at the most favorable price and on the most favorable terms as such securities are to be offered to any other Persons; provided that if all Persons entitled to
                                    --------
purchase or receive such securities are required to also purchase other securities of the Company, the holders exercising their rights pursuant to this paragraph shall also be required to purchase the same strip of securities (on the same terms and conditions) that such other Persons are required to purchase. The purchase price for all securities offered to such holders hereunder shall be payable in cash.

          (ii) In order to exercise its purchase rights hereunder, a holder of Purchaser Securities or Fully Vested Securities must within 30 days after receipt of written notice from the Company describing in reasonable detail the securities being offered, the purchase price thereof, the payment terms and such holder's percentage allotment, deliver a written notice to the Company describing such holder's election hereunder. If all of the securities offered to the holders of Purchaser Securities and Fully Vested Securities are not fully subscribed, the remaining stock and securities shall be reoffered by the Company to the holders purchasing their full allotment upon the terms set forth in this paragraph, except that such holders must exercise their rights within 5 business days after receipt of such reoffer.

          (iii) Upon the expiration of the offering periods described above, the Company shall be entitled to sell such securities which the holders of Purchaser Securities and Fully Vested Securities have not elected to purchase during the 180 days following such expiration at a price not less and on other terms and conditions no more favorable to the purchasers thereof than that offered to such holders. Any securities offered or sold by the Company after such 180-day period must be reoffered to the holders of Purchaser Securities and Fully Vested Securities pursuant to the terms of this paragraph.

          (iv) The rights of the holders of Purchaser Securities and Fully Vested Securities under this paragraph 6J shall terminate upon the consummation of the first to occur of (x) a Qualified Public Offering and (y) a Sale of the Company.

          (v)    For purposes of this Agreement, "Exempt Issuance" shall mean
                                                  ---------------
any issuance (a) of Preferred Units at the Closing as contemplated under this Agreement, (b) of Common Units as contemplated under the Executive Securities Agreements or to Key Employees as contemplated under the LLC Agreement, (c) of securities upon conversion or exercise of, or in exchange for, any securities of the Company or any options or other rights to acquire securities of the Company,
(d) to employees of the Company and its Subsidiaries pursuant to the terms of a Permitted Securities Plan (as defined above), (e) of the Company's securities in connection with the acquisition of another company or business, (f) as a pro rata distribution with respect to the Company's Common Units, (g) pursuant to any securities split, securities dividend, recapitalization or reorganization that does not dilute the economic interest of any holder of Common Units, (h) of warrants or equity securities issued to a lender in connection with its loan to the Company or any of its Subsidiaries, (i) of Senior Units in accordance with the LLC Agreement pursuant to the repurchase provisions set forth in the Executive Securities Agreements or pursuant to the forfeiture provisions set forth in the Performance Vesting Agreement, or (j) pursuant to a Public Offering.

          (vi) Each of the parties to this Agreement accepts, acknowledges, and agrees that the provisions of this Section 6 are entered into for the benefit of the holders of Fully Vested Securities as third-party beneficiaries, and that such provisions shall be enforceable by the holders of Fully Vested Securities as provided herein.

          Section 7.  Purchasers' Put Rights.
                      ----------------------

          7A.    Put Right.
                 ---------

          (i) At any time and from time to time on or after the seventh anniversary of the date of the Prior Agreement, but not after the consummation of a Qualified Public Offering or a Sale of the Company, each holder of Purchaser Securities and Class B Senior Units shall have the right to require the Company to repurchase all, but not less than all, of the outstanding Purchaser Securities and Class B Senior Units held by such holder at the Repurchase Price (as defined below) by giving written notice to the Company of such holder's exercise of this right (the "Exercise Notice").
                                           ---------------

          (ii) Within 10 days after receipt of an Exercise Notice, the Company shall give written notice (the "Repurchase Notice") to each other holder of
                                -----------------
Purchaser Securities and Class B Senior Units, setting forth the identity of the holder tendering such Exercise Notice, the number of Purchaser Securities and Class B Senior Units to be repurchased from such holder, and a reasonable approximation of the fair market value of the Company's assets (net of any liabilities) and of each Purchaser Security and Class B Senior Unit at the time of such Repurchase Notice. Each other holder of Purchaser Securities or Class B Senior Units shall be entitled to join in such repurchase and require the Company to purchase all, but not less than all, of the Purchaser Securities and Class B Senior Units held by such holder at the same closing, at the same price, and on the same terms as the holder tendering the Exercise Notice by giving Exercise Notice within 20 days after the date of the Repurchase Notice.

          (iii) Promptly (but in any event within five days after the end of this 20-day period), the Company shall send each holder of Purchaser Securities and Class B Senior Units written notice updating the information contained in the Repurchase Notice (the "Revised Repurchase Notice").
                            -------------------------

          (iv) Within 10 days after the Repurchase Price (as defined below) for the Purchaser Securities and Class B Senior Units to be repurchased at any repurchase hereunder has been determined as set forth below, the Company shall send a notice to each holder of Purchaser Securities and Class B Senior Units setting forth the consideration to be paid for the Purchaser Securities and Class B Senior Units to be repurchased, as well as a time and place, mutually agreeable to the Company and the holders of a majority of the total number of Purchaser Securities and Class B Senior Units to be repurchased (treating the Purchaser Securities and the Class B Senior Units as a single class for purposes of such consent), for the closing of the repurchase transaction. At the closing of the repurchase transaction, the electing holders shall sell to the Company and the Company shall purchase from such holders the Purchaser Securities and Class B Senior Units specified in the Revised Repurchase Notice at the Repurchase Price (as defined below).

          7B.    Duties of the Company.  The Company shall do everything within
                 ---------------------
its power under the law and the LLC Agreement, including but not limited to assuming or refinancing debt, obtaining consents or waivers from its or its Subsidiaries' lenders, recapitalizing the Company, consummating a Public Offering, or selling the Company or one or more of its Subsidiaries, to enable the Company to satisfy its repurchase obligations under this Section 7 (and each holder of Purchaser Securities shall vote all Company securities over which it has voting control, and shall take all such further actions, as may be necessary or desirable to effectuate the foregoing).

          7C.    Repurchase Price.  The repurchase price for each Purchaser
                 ----------------
Security or Class B Senior Unit repurchased by the Company under this Section 7 (the "Repurchase Price") shall be equal to (i) in the case of any Preferred
      ----------------
Unit, the greater of (A) the "Liquidation Value" of such Preferred Unit (together with all accrued but unpaid "Preferred Yield" thereon) as of the date of valuation as calculated under the LLC Agreement and (B) the Fair Market Value for such Preferred Unit, and (ii) in the case of any other Purchaser Security or any Class B Senior Unit, the Fair Market Value for such security.

          7D.    Fair Market Value of Securities.
                 -------------------------------

          (i)    The "Fair Market Value" of any Purchaser Securities and Class B
                      -----------------
Senior Units to be repurchased hereunder (the "Valued Securities") shall be
                                               -----------------
determined in accordance with this paragraph 7D.

          (ii) The holders of the Valued Securities to be repurchased and the holders of the Company's Common Units (other than Valued Securities) (determined on a fully diluted, as-if-converted basis, but excluding all Un-Performance-Vested Securities) shall attempt in good faith to agree on the Fair Market Value of the Valued Securities to be repurchased. Any agreement reached by the holders of a majority of the Valued Securities, on the one hand, and the holders of a majority of the Company's Common Units (other than Valued Securities) (determined on a fully diluted, as-if-converted basis, but excluding all Un-Performance-Vested Securities), on the other hand, shall be final and binding on all parties hereto.

          (iii) If such Persons are unable to reach such agreement within 20 days after the giving of any Repurchase Notice, the Fair Market Value of any Valued Securities that are publicly traded shall be the average, over a period of 21 days consisting of the date of the Exercise Notice and the 20 consecutive business days prior to that date, of the average of the closing prices of the sales of such securities on the principal securities exchange on which such securities may at that time be listed, or, if there have been no sales on such exchange on any day, the average of the highest bid and lowest asked prices on such exchange at the end of such day, or, if on any day such securities are not so listed, the average of the representative bid and asked prices quoted in the Nasdaq System as of 4:00 P.M., New York time, or, if on any day such securities are not quoted in the Nasdaq System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization.

          (iv) If such Persons are unable to reach agreement pursuant to subparagraph (ii) within 20 days after the giving of such Repurchase Notice, and to the extent any Valued Securities are not publicly traded:

                 (a) The holders of a majority of the Valued Securities to be repurchased, on the one hand, and the holders of a majority of the Company's Common Units (other than Valued Securities) (determined on a fully diluted, as-if-converted basis, but excluding all Un-Performance-Vested Securities), on the other hand, shall each, within 10 days thereafter, choose one investment banker or other appraiser with experience in valuing companies such as the Company, and the two investment bankers/appraisers so selected shall together select a third investment banker/appraiser similarly qualified.

                 (b) The three investment bankers/appraisers shall first appraise the fair market value of the Company's equity (based on the assumption of an orderly, arm's length sale (structured to produce the highest price to the equity holders of the Company, whether such structure is a merger, combination, sale of equity securities, sale of assets, or otherwise) to a willing unaffiliated buyer (or to a willing affiliated strategic buyer, provided that the investment bankers/appraisers
                                 --------
     shall not consider any premium that such affiliated strategic buyer would be willing to pay to the extent such premium is attributable solely to such Person's then current affiliation with the Company, unless the Company or its equityholders have received a fully financed, firm Commitment offer (with no material conditions) from such affiliated strategic buyer to purchase a majority (based on common equity equivalents) of the Company's outstanding equity at a price that includes such premium, it being
                                                               --------
     understood, however, that the investment bankers/appraisers shall consider,
     -------------------
     without the need for such a firm commitment offer, the premium, if any, that is attributable to such Person's future expected synergies to be generated by combining such Person's operations with those of the Company and its Subsidiaries if such Person were to acquire the Company). The three investment bankers/appraisers shall then appraise the fair market value of such non-publicly-traded Valued Securities as follows:

                    (1) the fair market value of each Common Unit (or equivalent common equity security) shall be equal to the fair market value of the Company's equity divided by the total number of Common
                                        ----------
          Units (or equivalent common equity securities) outstanding on the date of the giving of the Exercise Notice (determined on a fully diluted, as-if-converted basis, but excluding all Un-Performance-Vested Securities);

                    (2) the fair market value of each Preferred Unit shall be equal to the greater of (x) the Liquidation Value (as defined in the LLC Agreement) of such Preferred Unit, together with all accrued but unpaid Preferred Yield (as defined in the LLC Agreement) thereon, and
          (y) the fair market value (determined in accordance with subparagraph
          (1) above) of the Common Units (including fractional units) into which such Preferred Unit is convertible on the date of the giving of the Exercise Notice;

                    (3) the fair market value of each Class B Senior Unit shall be equal to the Class B Senior Value (as defined in the LLC Agreement) of such Class B Senior Unit, together with all accrued but unpaid Class B Senior Yield (as defined in the LLC Agreement) thereon, on the date of the giving of the Exercise Notice; and

                    (4) the fair market value of any other non-publicly-traded Valued Securities shall be the fair value of such securities, determined on the basis of an orderly, arm's length sale to a willing, unaffiliated buyer, taking into account all relevant factors determinative of value.

     The three investment bankers/appraisers shall, within thirty days of their retention, provide the written results of such appraisals to the holders of a majority of the Valued Securities to be repurchased, on the one hand, and the holders of a majority of the Company's Common

     Units (other than Valued Securities) (determined on a fully diluted, as-if-converted basis, but excluding all Un-Performance-Vested Securities), on the other hand.

               (c)  The "Fair Market Value" of the non-publicly-traded Valued
                         -----------------
     Securities to be repurchased shall be the average of the two appraisals closest to each other, and such amount shall be final and binding on all parties hereto; provided that any Person electing to have Purchaser
                     --------
     Securities repurchased hereunder may at any time within five days after receiving written notice of such determination rescind its prior exercise of such Person's put rights by giving written notice of such revocation to the Company, and upon such revocation the revoking party will be treated as if it had never exercised such put right hereunder.

               (d)  The costs of such appraisal shall be borne by the Company.

          Section 8.  Transfer of Restricted Securities.
                      ---------------------------------

          8A.  General Provisions.  Restricted Securities are transferable only
               ------------------
pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule is available, and (iii) subject to the various conditions and prohibitions set forth in this Agreement (including, without limitation, paragraph 8B below) and in the other agreements contemplated hereby (including, without limitation, the Securityholders Agreement, the Executive Securities Agreements, and the Performance Vesting Agreement), any other legally available means of transfer.

          8B.  Opinion Delivery.  In connection with the transfer of any
               ----------------
Restricted Securities (other than a transfer described in paragraph 8A(i) or (ii) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of Kirkland & Ellis or other counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of Kirkland & Ellis or such other counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in paragraph 5C above. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section 8 and paragraph 5C.

          8C.  Rule 144A.  Upon the request of any holder of Purchaser
               ---------
Securities, the Company shall promptly supply to such Person or its prospective transferees all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144A of the Securities and Exchange Commission.

          8D.  Legend Removal.  If any Restricted Securities become eligible for
               --------------
sale pursuant to Rule 144(k), the Company shall, upon the request of the holder of such Restricted Securities, remove the legend set forth in paragraph 5C from the certificates for such Restricted Securities.

          Section 9.  Definitions.
                      -----------

          9A.  Definitions.  For the purposes of this Agreement, the following
               -----------
terms have the meanings set forth below:

          "Affiliate" of any particular Person means (i) any other Person
           ---------
controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise, and (ii) if such Person (other than the Company) is a partnership, any partner thereof.

          "Allen" has the meaning set forth with respect thereto in the
           -----
preamble.

          "Approved Budget" has the meaning set forth with respect thereto in
           ---------------
Section 6A(v).

          "Approved Business Plan" means a business proposal submitted by the
           ----------------------
chief executive officer of the Company to the Board and to the Investors, setting forth: (i) the proposed business activities of the Company in a specified geographical area during a specified period of time; (ii) projections of revenues, expenses, and income from such business activities during such period; (iii) projections of the amounts, timing, and proposed terms for vendor financing and other financing to be obtained by the Company to support such business activities during such period; (iv) the expected amounts and anticipated timing of periodic capital drawdowns that the Company's management deems necessary to support such business activities during such period; and (v) a budget of proposed expenditures of such capital; provided, however, that no
                                                   --------
such business proposal shall constitute an Approved Business Plan unless and until it has been approved by the Board and the holders of a majority of the Purchaser Securities then outstanding.

          "ART" means the French Autorite de Regulation des Telecommunications
           ---
and includes and governmental body or agency succeeding to the functions thereof.

          "Board" means the board of managers of the Company or, if the Company
           -----
is hereafter converted into a corporation or other entity form, the board of directors or comparable governing body of the Company.

          "Class A Senior Units" means the Class A Senior Units of the Company,
           --------------------
having the rights and preferences set forth with respect thereto in the LLC Agreement.

          "Class B Senior Units" means the Class B Senior Units of the Company,
           --------------------
having the rights and preferences set forth with respect thereto in the LLC Agreement.

          "Class B Senior Value" has the meaning ascribed to such term in the
           --------------------
LLC Agreement.

          "Class B Senior Yield" has the meaning ascribed to such term in the
           --------------------
LLC Agreement.

          "Clevenger" has the meaning set forth with respect thereto in the
           ---------
preamble.

          "Clevenger LLC" has the meaning set forth with respect thereto in the
           -------------
preamble.

          "Closing" has the meaning set forth with respect thereto in Section
           -------
1D.

          "Closing Date" has the meaning set forth with respect thereto in
           ------------
Section 1D.

          "Common Units" means the Common Units of the Company, having the
           ------------
rights and preferences set forth with respect thereto in the LLC Agreement.

          "Company" has the meaning set forth with respect thereto in the
           -------
preamble (including any successor described in Section 10.1 of the LLC
Agreement).

          "DeGeorge" has the meaning set forth with respect thereto in the
           --------
preamble.

          "DeGeorge Holdings" has the meaning set forth with respect thereto in
           -----------------
the preamble.

          "Dovey" has the meaning set forth with respect thereto in the
           -----
preamble.

          "Dovey LLC" has the meaning set forth with respect thereto in the
           ---------
preamble.

          "Equity Registration Agreement" means that certain Equity Registration
           -----------------------------
Rights Agreement dated as of February 16, 1999, by and among the Company, certain of its Subsidiaries, certain shareholders of the Company and CompleTel Holdings LLC, and the other parties listed on the signature pages thereto (as amended or modified from time to time in accordance with its terms).

          "Executive" and "Executives" have the meanings set forth with respect
           ---------       ----------
thereto in the preamble.

          "Executive Securities" means (i) the Common Units issued under the
           --------------------
Executive Securities Agreements (including to Key Employees in accordance with the LLC Agreement), and (ii) any securities issued directly or indirectly with respect to any Executive Securities by way of a stock split, stock dividend, or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization; provided that
                                                                  --------
Executive Securities shall not include any Senior Units. As to any particular securities constituting Executive

Securities, such securities shall cease to be Executive Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force), or (c) repurchased or otherwise acquired by the Company (or its assignees). Any reference herein to a "majority of the Executive Securities" or the "number of Executive Securities" for purposes of comparison shall refer, with respect to any particular Executive Securities, to the number of Common Units (or equivalent common equity securities of the Company) then represented by such Executive Securities (on a fully diluted, as-if-converted basis, but excluding any Un-Performance-Vested Securities).

          "Executive Securities Agreement" shall mean any of the executive
           ------------------------------
securities agreements (or employee securities agreements) heretofore entered into between the Company and an Executive or another employee of the Company or its Subsidiaries, pursuant to which such employee has purchased Common Units of the Company, as well as any executive securities agreement (or employee securities agreements) substantially similar thereto, entered into by and between the Company and any Key Employee of the Company and its Subsidiaries, pursuant to which such Key Employee purchases securities of the Company in accordance with the LLC Agreement.

          "Exempt Issuance" has the meaning set forth with respect thereto in
           ---------------
Section 6J.

          "Exercise Notice" has the meaning set forth with respect thereto in
           ---------------
Section 7A(i).

          "Fair Market Value" has the meaning and shall be determined in the
           -----------------
manner set forth with respect thereto in Section 7D.

          "First Amended Agreement" has the meaning set forth with respect
           -----------------------
thereto in the preamble.

          "Fully Vested Securities" means Executive Securities as of the date of
           -----------------------
any determination to be made hereunder (and after giving effect to any vesting which would occur under the Performance Vesting Agreement with respect to any sale of securities on such date) which both (A) have time vested pursuant to the provisions of the Executive Securities Agreements and (B) are not Un-Performance-Vested Securities.

          "GAAP" means United States generally accepted accounting principles
           ----
consistently applied; provided that with respect to the separate financial
                      --------
statements of any Subsidiary of CompleTel Europe N.V. (but not with respect to the consolidated financial statements of CompleTel Europe N.V. or any entity of which it is a Subsidiary), "GAAP" will mean the generally accepted accounting principles of such Subsidiary's jurisdiction of incorporation.

          "Holland" has the meaning set forth with respect thereto in the
           -------
preamble.

          "Hundt" has the meaning set forth with respect thereto in the
           -----
preamble.

          "Incremental Preferred Units" has the meaning set forth with respect
           ---------------------------
thereto in Section 1A.

          "Incremental Purchase Price" has the meaning set forth with respect
           --------------------------
thereto in Section 1C.

          "Indebtedness" means at a particular time, without duplication, (i)
           ------------
any indebtedness for borrowed money or indebtedness issued in substitution for or exchange of indebtedness for borrowed money, (ii) any indebtedness evidenced by any note, bond, debenture or other debt security, (iii) any indebtedness for the deferred purchase price of property or services with respect to which a Person is liable, contingently or otherwise, as obligor or otherwise (other than trade payables and other current liabilities incurred in the ordinary course of business which are not more than six months past due), (iv) any commitment by which a Person assures a creditor against loss (including, without limitation, contingent reimbursement obligations with respect to letters of credit), (v) any indebtedness guaranteed in any manner by a Person (including, without limitation, guarantees in the form of an agreement to repurchase or reimburse),
(vi) any obligations under capitalized leases with respect to which a Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or with respect to which obligations a Person assures a creditor against loss, (vii) any indebtedness secured by a Lien on a Person's assets and (viii) any unsatisfied obligation for "withdrawal liability" to a "multiemployer plan" as such terms are defined under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").
          -----

          "Intellectual Property Rights" means all (i) patents, patent
           ----------------------------
applications, patent disclosures and inventions, (ii) trademarks, service marks, trade dress, trade names, logos and corporate names and registrations and applications for registration thereof together with all of the goodwill associated therewith, (iii) copyrights (registered or unregistered) and copyrightable works and registrations and applications for registration thereof,
(iv) mask works and registrations and applications for registration thereof, (v) computer software, data, data bases and documentation thereof, (vi) trade secrets and other confidential information (including, without limitation, ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial and marketing plans and customer and supplier lists and information),
(vii) other intellectual property rights and (viii) copies and tangible embodiments thereof (in whatever form or medium).

          "Investment" as applied to any Person means (i) any direct or indirect
           ----------
purchase or other acquisition by such Person of any notes, obligations, instruments, stock, securities or ownership interest (including partnership interests and joint venture interests) of any other Person and (ii) any capital contribution by such Person to any other Person.

          "Investor" and "Investors" have the meanings set forth with respect
           --------       ---------
thereto in the preamble.

          "Investor Securities" means (i) the Preferred Units issued to the
           -------------------
Investors hereunder (including under any predecessor agreement hereto), (ii) any Common Units issued or issuable upon conversion of the Preferred Units referred to in paragraph (i), and (iii) any securities issued directly or indirectly with respect to any of the foregoing securities by way of a stock split, stock dividend, or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization; provided that Investor Securities shall not include any Senior Units. As to any
--------
particular securities constituting Investor Securities, such securities shall cease to be Investor Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force), or (c) repurchased or otherwise acquired by the Company or forfeited pursuant to the terms of the Performance Vesting Agreement. Any reference herein to a "majority of the Investor Securities" or the "number of Investor Securities" for purposes of comparison shall refer, with respect to any particular Investor Securities, to the number of Common Units (or equivalent common equity securities of the Company) then represented by such Investor Securities (on a fully diluted, as-if-converted basis).

          "Karafiol" has the meaning set forth with respect thereto in the
           --------
preamble.

          "Key Employees" has the meaning set forthwith respect thereto in
           -------------
Section 4B(i).

          "Kirsch" has the meaning set forth with respect thereto in the
           ------
preamble.

          "Lacey" has the meaning set forth with respect thereto in the
           -----
preamble.

          "Laub" has the meaning set forth with respect thereto in the preamble.
           ----

          "Lien" means any mortgage, pledge, security interest, encumbrance,
           ----
lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof), any sale of receivables with recourse against the Company, any of its Subsidiaries or any Affiliate, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute other than to reflect ownership by a third party of property leased to the Company or any of its Subsidiaries under a lease which is not in the nature of a conditional sale or title retention agreement, or any subordination arrangement in favor of another Person (other than any subordination arising in the ordinary course of business).

          "Liquidation Value" has the meaning ascribed to such term in the LLC
           -----------------
Agreement.

          "LLC Agreement" has the meaning set forth with respect thereto in
           -------------
Section 2B.

          "MDCP" has the meaning set forth with respect thereto in the preamble.
           ----

          "Northwestern" has the meaning set forth with respect thereto in the
           ------------
preamble.

          "Officer's Certificate" means a certificate signed by the Company's
           ---------------------
president or its chief financial officer, stating that (i) the officer signing such certificate has made or has caused to be made such investigations as are reasonably necessary in order to permit him to verify the accuracy of the information set forth in such certificate and (ii) such certificate does not misstate any material fact and does not omit to state any fact necessary to make the certificate not misleading.

          "Participating Purchasers" has the meaning set forth with respect
           ------------------------
thereto in the preamble.

          "Pearson" has the meaning set forth with respect thereto in the
           -------
preamble.

          "Pearson LLC #2" has the meaning set forth with respect thereto in the
           --------------
preamble.

          "Performance Vesting Agreement" has the meaning set forth with respect
           -----------------------------
thereto in Section 2E.

          "Permitted Lien" means:
           --------------

               (i) tax liens with respect to taxes not yet due and payable or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP;

               (ii) deposits or pledges made in connection with, or to secure payment of, utilities or similar services, workers' compensation, unemployment insurance, old age pensions or other social security obligations;

               (iii) purchase money security interests in any property acquired by the Company or any Subsidiary to the extent permitted by this Agreement;

               (iv) interests or title of a lessor under any lease permitted by this Agreement;

               (v) mechanics', materialmen's or contractors' liens or encumbrances or any similar lien or restriction for amounts not yet due and payable;

               (vi) easements, rights-of-way, restrictions and other similar charges and encumbrances not interfering with the ordinary conduct of the business of the Company and its Subsidiaries or detracting from the value of the assets of the Company and its Subsidiaries; and

               (vii) security interests in the assets of the Company and its Subsidiaries granted to the Company's and its Subsidiaries' lenders to secure Indebtedness permitted under Section 6C above.

          "Permitted Securities Plan" has the meaning set forth with respect
           -------------------------
thereto in Section 6C(xix).

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Preferred Units" means the Preferred Units of the Company, having the
           ---------------
rights and preferences set forth with respect thereto in the LLC Agreement. Pursuant to the terms of the LLC Agreement, Preferred Units issued prior to the date hereof are referred to as "Series A Preferred Units," and Preferred Units
                                ------------------------
issued contemporaneously with the date hereof are referred to as "Series B
                                                                  --------
Preferred Units."
---------------

          "Preferred Yield" has the meaning ascribed to such term in the LLC
           ---------------
Agreement.

          "Prior Agreement" has the meaning set forth with respect thereto in
           ---------------
the preamble.

          "Prior Preferred Units" has the meaning set forth with respect thereto
           ---------------------
in Section 1A.

          "Prior Purchasers" has the meaning set forth with respect thereto in
           ----------------
the preamble.

          "Prospectus" means the Company's Final Prospectus dated October 14,
           ----------
1999, covering its offer to exchange all outstanding 14% Senior Discount Notes due 2009 for 14% Series B Senior Discount Notes due 2009, which was filed with the Securities and Exchange Commission in connection with the Registration Statement (together with the supplements to such Final Prospectus which were filed with the Securities and Exchange Commission on October 28, 1999, and November 12, 1999).

          "Public Offering" means any underwritten sale of the Company's common
           ---------------
stock pursuant to an effective registration statement under the Securities Act filed with the Securities and Exchange Commission on Form S-1 (or a successor form adopted by the Securities and Exchange Commission); provided that the following shall not be considered a Public Offering: (i) any issuance of common stock as consideration for a merger or acquisition, and (ii) any issuance of common stock or rights to acquire common stock to existing securityholders or to employees of the Company or its Subsidiaries on Form S-4 or Form S-8 (or any successor forms adopted by the Securities and Exchange Commission) or otherwise.

          "Purchaser" and "Purchasers" have the meanings set forth with respect
           ---------       ----------
thereto in the preamble.

          "Purchaser Securities" means (i) the Preferred Units issued to the
           --------------------
Purchasers hereunder (including under any predecessor agreement hereto), (ii) any Common Units issued or issuable upon conversion of the Preferred Units referred to in paragraph (i), and (iii) any securities issued directly or indirectly with respect to any of the foregoing securities by way of a stock split, stock dividend, or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization; provided that Purchaser Securities shall not include any Senior
                --------
Units. As to any particular securities constituting Purchaser Securities, such securities shall cease to be Purchaser Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force), or (c) repurchased or otherwise acquired by the Company (or its assignee) or forfeited pursuant to the terms of the Performance Vesting Agreement. Any reference herein to a "majority of the Purchaser Securities" or the "number of Purchaser Securities" for purposes of comparison shall refer, with respect to any particular Purchaser Securities, to the number of Common Units (or equivalent common equity securities of the Company) then represented by such Purchaser Securities (on a fully diluted, as-if-converted basis).

          "Qualified Holder" has the meaning set forth with respect thereto in
           ----------------
Section 6A.

          "Qualified Public Offering" means a Public Offering where both
           -------------------------                                ----

          (i) the proceeds (net of underwriting discounts and commissions) received by the Company in exchange for its issuance of shares of common stock in such Public Offering equal or exceed $60 million, and
                                                                ---

          (ii) the price per share of common stock paid to the Company in such Public Offering equals or exceeds the product of (x) 3.0 times (y) the
                                                              -----
     quotient of (A) the aggregate capital contributions (including the initial purchase price and all subsequent contributions) made on or prior to the date of such Public Offering with respect to all Purchaser Securities then outstanding which are derived from the Series A Preferred Units, divided by
     (B) the number of shares of the Company's common stock represented by all Purchaser Securities (on a fully diluted, as-if-converted basis) outstanding immediately prior to the consummation of such Public Offering which are derived from the Series A Preferred Units.

          "Registration Agreement" has the meaning set forth with respect
           ----------------------
thereto in Section 2D.

          "Registration Statement" means the Company's Registration Statement on
           ----------------------
Form S-4 filed under the Securities Act of 1933, covering its offer to exchange all outstanding 14% Senior Discount Notes due 2009 for 14% Series B Senior Discount Notes due 2009, which was declared effective by the Securities and Exchange Commission on October 14, 1999 (together with the post-effective supplements thereto filed with the Securities and Exchange Commission on October 28, 1999, and November 12, 1999).

          "Repurchase Notice" has the meaning set forth with respect thereto in
           -----------------
Section 7A(ii).

          "Repurchase Price" has the meaning set forth with respect thereto in
           ----------------
Section 7C.

          "Restricted Securities" means (i) the Preferred Units issued hereunder
           ---------------------
(including under any predecessor agreement hereto), (ii) the Common Units issued upon conversion of the Preferred Units, and (iii) any securities issued with respect to the securities referred to in clauses (i) or (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them,
(b) become eligible for sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in paragraph 5C have been delivered by the Company in accordance with paragraph 8B. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in paragraph 5C.

          "Sale of the Company" means the arm's length sale of the Company to a
           -------------------
third party or group of third parties acting in concert, pursuant to which such party or parties acquire (i) equity securities of the Company possessing the voting power under normal circumstances to control the Company, or (ii) all or substantially all of the Company's assets determined on a consolidated basis (in either case, whether by merger, consolidation, sale or transfer of the Company's equity securities, or sale or transfer of the Company's consolidated assets).

          "SCI" has the meaning set forth with respect thereto in the preamble.
           ---

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar federal law then in force.

          "Securities and Exchange Commission" means the United States
           ----------------------------------
Securities and Exchange Commission and includes any governmental body or agency succeeding to the functions thereof.

          "Securities Exchange Act" means the Securities Exchange Act of 1934,
           -----------------------
as amended, or any similar federal law then in force.

          "Securityholders Agreement" has the meaning set forth with respect
           -------------------------
thereto in Section 2C.

          "Senior Units" means the Company's Class A Senior Units and Class B
           ------------
Senior Units.

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director, manager or general partner of such limited liability company, partnership, association or other business entity. For purposes of this Agreement, if the context does not otherwise indicate in respect of which Person the term "Subsidiary" is used, the term "Subsidiary"
                                  ----------                     ----------
shall refer to any Subsidiary of the Company.

          "Un-Performance-Vested Securities" means any Executive Securities
           --------------------------------
which are subject to performance vesting, but have not yet performance vested, pursuant to the provisions of the Performance Vesting Agreement.

          "Wholly Owned Subsidiary" means, with respect to any Person, a
           -----------------------
Subsidiary of which all of the outstanding capital stock or other ownership interests (other than director shares) are owned by such Person or another Wholly Owned Subsidiary of such Person. For purposes of this Agreement, if the context does not otherwise indicate in respect of which Person the term "Wholly
                                                                         ------
Owned Subsidiary" is used, the term "Wholly Owned Subsidiary" shall refer to any
----------------                     -----------------------
Wholly Owned Subsidiary of the Company. Notwithstanding the foregoing, CompleTel Holdings LLC will for purposes of this definition be considered a Wholly Owned Subsidiary of the Company so long as the Company owns not less than 94.0% of the outstanding common equity securities of CompleTel Holdings LLC.

          9B.  Knowledge. As used in Section 4, the terms "knowledge" or "aware"
               ---------
in respect of the Company shall mean and include (i) the actual knowledge or awareness of Dovey, Pearson, Clevenger, and Lacey, and (ii) with respect to each of the Persons identified in clause (i) above, the knowledge or awareness which a prudent business person would have obtained in the conduct of his business after making reasonable inquiry and reasonable diligence with respect to the particular matter in question.

          Section 10.  Miscellaneous Provisions.
                       ------------------------

          10A. Expenses.  The Company shall pay, and hold each of the Investors
               --------
harmless against liability for the payment of, the reasonable out-of-pocket expenses of the Investors, including the reasonable fees and expenses of counsel, arising in connection with (i) the performance of due diligence investigations concerning the Company and its operations and management, the negotiation and execution of this Agreement, the LLC Agreement, and the other agreements contemplated hereby, and the consummation of the transactions to occur at the Closing as contemplated hereby, (ii) any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement, the LLC Agreement, or any of the other agreements contemplated hereby, (iii) the enforcement of the rights granted under this Agreement, the LLC Agreement, or any of the other agreements contemplated hereby, (iv) any filing with any governmental agency with respect to such Investor's investment in the Company or any other filing with any governmental agency with respect to the Company or any of its Subsidiaries which mentions such Investor, and (v) stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement or the issuance, delivery or acquisition of any Preferred Units or any Common Units issuable upon conversion of any Preferred Units.

          10B. Remedies.  Each holder of Purchaser Securities shall have all
               --------
rights and remedies set forth in this Agreement and the LLC Agreement and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law or at equity. Any Person having any rights under any provision of this Agreement shall be entitled to enforce (upon demonstration of irreparable harm) such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law.

          10C. Consent to Amendments.  Except as otherwise expressly provided
               ---------------------
herein, the provisions of this Agreement may be amended, modified, or waived, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of the holders of a majority of the Purchaser Securities outstanding at the time such amendment or waiver becomes effective; provided
                                                                    --------
that if any such amendment, modification or waiver would adversely affect any holder of Purchaser Securities relative to the holders of Purchaser Securities voting in favor of such amendment, modification, or waiver, such amendment, modification or waiver shall also require the written consent of the holders of a majority of the Purchaser Securities held by all holders so adversely affected; and provided further that if any such amendment, modification or
          --------------------
waiver would adversely affect the holders of Executive Securities relative to the holders of Purchaser Securities voting in favor of such amendment, modification, or waiver, such amendment, modification or waiver shall also require the written consent of the holders of a majority of the Executive Securities held by all holders so adversely affected; and provided further that
                                                      --------------------
if any such amendment, modification or waiver is to a provision in this Agreement that requires a specific vote to take an action thereunder or to take an action with respect to the matters described therein, such amendment, modification or waiver shall not be effective unless such vote is obtained with respect to such amendment, modification or waiver. No course of dealing between the Company and any holder of Purchaser Securities or any delay by such holder in exercising any rights hereunder or under the LLC Agreement shall operate as a waiver of any rights of such holder.

          10D.  Survival of Representations and Warranties.  All representations
                ------------------------------------------
and warranties contained herein or made in writing by any party in connection herewith (including the representations and warranties made by the Company to the Prior Purchasers under the First Amended Agreement, which expressly survive the execution of this Agreement pursuant to Section 4 hereof) shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any Purchaser or on its behalf.

          10E.  Successors and Assigns.  Except as otherwise expressly provided
                ----------------------
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any Purchaser's benefit as a Purchaser or holder of Purchaser Securities are also for the benefit of, and enforceable by, any subsequent holder of such Purchaser Securities.

          10F.  Severability.  Whenever possible, each provision of this
                ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          10G.  Counterparts.  This Agreement may be executed simultaneously in
                ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all which counterparts taken together shall constitute one and the same Agreement.

          10H.  Descriptive Headings; Interpretation; No Strict Construction.
                ------------------------------------------------------------
The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words "include" or "including" in this Agreement shall be by way of example rather than by limitation. The use of the words "or," "either" or "any" shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. The parties agree that prior drafts of this Agreement shall be deemed not to provide any evidence as to the meaning of any provision hereof or the intent of the parties hereto with respect hereto.

          10I.  Governing Law.  All issues and questions concerning the
                -------------
construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

          10J.  Notices.  All notices, demands or other communications to be
                -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (a) delivered personally to the recipient, (b) telecopied to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m. Chicago, Illinois time on a business day, and otherwise on the next business day, or (c) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the following Persons at the following addresses:

          To MDCP:
          -------

          Three First National Plaza, Suite 3800
          Chicago, Illinois 60670
          Attention:    Paul J. Finnegan
                        James N. Perry, Jr.
                        James H. Kirby
          Telephone:    (312) 895-1000
          Telecopy:     (312) 895-1001

          with a copy (which shall not constitute notice) to:
          --------------------------------------------------

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, Illinois 60601
          Attention:    Jeffrey W. Richards, Esq.
          Telephone:    (312) 861-2473
          Telecopy:     (312) 861-2200

          To DeGeorge Holdings:
          --------------------

          c/o LPL Investment Group Inc.
          140 Intracoastal Pointe Drive, Suite 410
          Jupiter, Florida 33477
          Telephone:   (561) 745-1001
          Telecopy:    (561) 745-2299

          with a copy (which shall not constitute notice) to:
          --------------------------------------------------

          Winthrop, Stimson, Putnam & Roberts
          One Battery Park Plaza
          New York, New York 10004-1490
          Attention:   David P. Falck, Esq.
          Telephone:   (212) 858-1438
          Telecopy:    (212) 858-1500

          To Meritage:
          -----------

          Meritage Private Equity Fund, L.P.
          1600 Wynkoop Street, Suite 1600
          Denver, Colorado 80202
          Attention: John R. Garrett
          Telephone: (303) 352-2040
          Telecopy: (303) 352-2050


          with a copy (which shall not constitute notice) to:
          --------------------------------------------------
          Holme Roberts & Owen LLP
          1700 Lincoln Street, Suite 4100
          Denver, Colorado 80203
          Attention:   W. Dean Salter, Esq.
          Telephone:   (303) 866-0245
          Telecopy:    (303) 866-0200

          To the Company:
          --------------

          6300 Syracuse Way, Suite 355
          Englewood, Colorado 80111
          Attention:  Chief Executive Officer
          Telephone:  (303) 741-4788
          Telecopy:   (303) 741-4823

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          10K.  Business Days.  If any time period for giving notice or taking
                -------------
action hereunder expires on a day which is a Saturday, Sunday, or legal holiday in the State of Colorado, the Republic of France or the jurisdiction in which the Company's principal office is located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday, or legal holiday.

          10L.  Delivery by Facsimile.  This Agreement, the agreements referred
                ---------------------
to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

          10M.  Effectiveness of Agreement.  This Agreement shall be valid,
                --------------------------
binding, and effective against each Purchaser when it has been signed by such Purchaser. Pursuant to Section 10C of the First Amended Agreement, this Agreement amending and restating the First Amended

Agreement shall be valid, binding, and effective against all Purchasers when it has been signed by the holders of a majority of the Purchaser Securities.

          10N.  Waiver of Prior Preemptive Rights.  As a material inducement to
                ---------------------------------
the Company and the Participating Purchasers to enter into this Agreement and consummate the transactions contemplated hereby, and as a precondition thereto, each of the parties hereto accepts, acknowledges, and agrees that, upon execution of this Agreement as set forth in Section 10M, each of the parties hereto and beneficiaries hereof will be deemed to have waived any and all preemptive rights, rights of first refusal, or similar rights which any such Person may have arising under any agreement or otherwise (including, without limitation, any preemptive rights under Section 6J of the First Amended Agreement) with respect to the issuance of the Incremental Preferred Units at the Closing. Nothing herein shall in any way be construed to waive any rights of the parties hereto other than those set forth in the immediately preceding sentence, nor to waive any preemptive rights, rights of first refusal, or similar rights which any Person may possess with respect to any issuance of securities other than the issuance of the Incremental Preferred Units at the Closing.


                         *      *      *      *      *

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Equity Purchase Agreement as of the date first above written.

                         COMPANY:
                         --------

                         COMPLETEL LLC

                         By     /s/ James E. Dovey
                             -------------------------------------------------
                              James E. Dovey, its Chairman and CEO


                         INVESTORS:
                         ----------

                         DeGEORGE HOLDINGS LIMITED PARTNERSHIP

                         By LPL Investment Group, Inc., its general partner

                         By      /s/ Lawrence F. DeGeorge
                             -------------------------------------------------
                              Lawrence F. DeGeorge, its Chairman


                         MADISON DEARBORN CAPITAL PARTNERS II, L.P.

                         By Madison Dearborn Partners II, L.P., its general partner

                         By Madison Dearborn Partners, Inc., its general partner

                         By      /s/ Paul J. Finnegan
                             -------------------------------------------------

                         Its         Managing Director
                               -----------------------------------------------


                         MERITAGE PRIVATE EQUITY FUND, L.P.

                         By Meritage Investment Partners, LLC, its general partner

                         By:    /s/ Laura J. Beller
                            --------------------------------------------------
                              Managing Member


                                /s/ James C. Allen
                         -----------------------------------------------------
                         James C. Allen


                                /s/ Royce J. Holland
                         -----------------------------------------------------
                         Royce J. Holland

                                /s/ George T. Laub
                         -----------------------------------------------------
                         George T. Laub


                                /s/ Reed E. Hundt
                         -----------------------------------------------------
                         Reed E. Hundt



                         EXECUTIVES:
                         -----------

                         DOVEY FAMILY PARTNERS LLLP


                         By     /s/ James E. Dovey
                             -------------------------------------------------
                              James E. Dovey, its general partner


                         DOVEY COMPANY LLC


                         By     /s/ James E. Dovey
                             -------------------------------------------------
                              James E. Dovey, its manager



                                /s/ James E. Dovey
                         -----------------------------------------------------
                         James E. Dovey


                                /s/ William H. Pearson
                         -----------------------------------------------------
                         William H. Pearson


                                /s/ Richard N. Clevenger
                         -----------------------------------------------------
                         Richard N. Clevenger


                                /s/ David E. Lacey
                         -----------------------------------------------------
                         David E. Lacey

                         HAJ LLC


                         By      /s/ William H. Pearson
                            --------------------------------------------------
                              William H. Pearson, its manager



                         CLEVENGER COMPANY LLC


                         By     /s/ Richard N. Clevenger
                            --------------------------------------------------
                              Richard N. Clevenger, its manager

                         ADDITIONAL INVESTORS:
                         ---------------------


                                /s/ Emile Karafiol
                         -----------------------------------------------------
                         Emile Karafiol


                                /s/ William S. Kirsch
                         -----------------------------------------------------
                         William S. Kirsch


                         NORTHWESTERN UNIVERSITY


                         By     /s/ David L. Wagner
                            --------------------------------------------------

                         Its            Vice President and CIO
                              ------------------------------------------------


                         SILVER CROSS INVESTORS LLC


                         By     /s/ Jeffrey Richards
                            --------------------------------------------------

                         Its        Manager
                             -------------------------------------------------

                          SCHEDULE OF PRIOR PURCHASERS
                          ----------------------------

This chart describes (i) the Prior Preferred Units purchased prior to the date hereof that are held by the Prior Purchasers immediately prior to giving effect to this Agreement, and (ii) the total capital contributions made by the Prior Purchasers with respect to the Prior Preferred Units prior to the date hereof.


                       Number of Series A        Total Capital
                     Preferred Units Held     Contributions with
                      (immediately prior to    respect to Prior
                       giving effect to this    Preferred Units prior
Prior Purchaser           Agreement)            to date hereof
                   -----------------------------------------------------
MDCP                                 45,005             $45,005,000
------------------------------------------------------------------------
DeGeorge Holdings                    18,563             $18,563,000
------------------------------------------------------------------------
Allen                                   500             $   500,000
------------------------------------------------------------------------
Holland                                 500             $   500,000
------------------------------------------------------------------------
Laub                                    100             $   100,000
------------------------------------------------------------------------
Hundt                                    75             $    75,000
------------------------------------------------------------------------
Dovey LLC                               530             $   530,000
------------------------------------------------------------------------
Pearson                                  53             $    53,000
------------------------------------------------------------------------
Clevenger LLC                           371             $   371,000
------------------------------------------------------------------------
Lacey                                    53             $    53,000
------------------------------------------------------------------------
   TOTAL                             65,750             $65,750,000
------------------------------------------------------------------------

                             SCHEDULE OF PURCHASERS
                             ----------------------

 This chart describes (i) the Prior Preferred Units purchased prior to the date hereof that are held by the Purchasers immediately prior to giving effect to this Agreement, (ii) the Incremental Preferred Units to be purchased at the
 Closing, (iii) the Incremental Purchase Price to be paid by the Participating Purchasers at the Closing, and (iv) the Purchasers' total capital contributions for the Prior Preferred Units and the Incremental Preferred Units.

====================================================================================================================
                                         Total capital                 Incremental
                                        contributions                  Purchase         Total
                                         made prior to                 Price to be   Number of     Total capital
                                         the Closing                    paid at      Preferred     contributions
                            Number of   with respect     Number of      Closing for    Units (afterwith respect
                             Prior        to Prior      Incremental   Incremental      giving         to all
                           Preferred      Preferred      Preferred     Preferred     effect to       Preferred
Purchaser                  Units held       Units          Units         Units        Closing)         Units
====================================================================================================================
MDCP                            45,005     $45,005,000      8,712.91   $20,039,700      53,717.91    $ 65,044,700
--------------------------------------------------------------------------------------------------------------------
DeGeorge Holdings               18,563     $18,563,000         3,625   $ 8,337,500         22,188    $ 26,900,500
--------------------------------------------------------------------------------------------------------------------
Meritage Private Equity                                        4,575   $10,522,500          4,575    $ 10,522,500
Fund, L.P.
--------------------------------------------------------------------------------------------------------------------
Meritage Private Equity                                          559   $ 1,285,700            559    $  1,285,700
Parallel Fund, L.P.
--------------------------------------------------------------------------------------------------------------------
Meritage Entrepreneurs                                            83   $   190,900             83    $    190,900
Fund, L.P.
--------------------------------------------------------------------------------------------------------------------
Allen                              500     $   500,000            98   $   225,400            598    $    725,400
--------------------------------------------------------------------------------------------------------------------
Holland                            500     $   500,000            98   $   225,400            598    $    725,400
--------------------------------------------------------------------------------------------------------------------
Laub                               100     $   100,000            20   $    46,000            120    $    146,000
--------------------------------------------------------------------------------------------------------------------
Hundt                               75     $    75,000            15   $    34,500             90    $    109,500
--------------------------------------------------------------------------------------------------------------------
Karafiol                                                       21.74   $    50,000          21.74    $     50,000
--------------------------------------------------------------------------------------------------------------------
Kirsch                                                         21.74   $    50,000          21.74    $     50,000
--------------------------------------------------------------------------------------------------------------------
Northwestern                                                   10.87   $    25,000          10.87    $     25,000
--------------------------------------------------------------------------------------------------------------------
SCI                                                            21.74   $    50,000          21.74    $     50,000
--------------------------------------------------------------------------------------------------------------------
Dovey LLC                          530     $   530,000           210   $   483,000            740    $  1,013,000
--------------------------------------------------------------------------------------------------------------------
Pearson                             53     $    53,000                                         53    $     53,000
--------------------------------------------------------------------------------------------------------------------
Pearson LLC #2                                                    87   $   200,100             87    $    200,100
--------------------------------------------------------------------------------------------------------------------
Clevenger LLC                      371     $   371,000            74   $   170,200            445    $    541,200
--------------------------------------------------------------------------------------------------------------------
Lacey                               53     $    53,000            87   $   200,100            140    $    253,100
                                  -----   ------------          -----  ------------          -----  --------------
--------------------------------------------------------------------------------------------------------------------
   TOTAL                        65,750     $65,750,000        18,320   $42,136,000         84,070    $107,886,000
====================================================================================================================